UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2006

Autobytel Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22239	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

In connection with the appointment of James E. Riesenbach to the office of Chief Executive Officer and President of Autobytel Inc. (the “Company” or “Autobytel”), as described in Item 5.02 below, the Company and Mr. Riesenbach entered into an Employment Agreement (the “Riesenbach Employment Agreement”). A copy of the Riesenbach Employment Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The Riesenbach Employment Agreement is for a three year term to commence on March 20, 2006 (the “Commencement Date”) and end on March 20, 2009 and automatically renews for an additional one year period unless either party notifies the other of its intent not to renew no later than one hundred twenty days prior to the expiration of the three year term. Mr. Riesenbach is entitled to an annual base salary of $425,000 during the term, and is entitled to a bonus of at least 100% of his annual base salary for the fiscal year ending immediately after the Commencement Date, at least 50% of his annual base salary for the fiscal year ending in 2007 and the target bonus for each year shall be at least 100% of his base salary for the respective year as to which such bonus relates. In addition, Mr. Riesenbach may participate in any benefit plans generally afforded to executive officers. If Mr. Riesenbach’s employment is terminated without “cause,” if Mr. Riesenbach terminates his employment with “good reason” (each as defined in the Riesenbach Employment Agreement) or if the Company delivers to Mr. Riesenbach a Non-Renewal Notice (as defined in the Riesenbach Employment Agreement), Mr. Riesenbach is entitled to a lump sum payment equal to two times the sum of his annual base salary (determined as the highest annual base salary during the Term (as defined in the Riesenbach Employment Agreement)) and a bonus of 100% of his annual base salary (determined as the highest annual base salary during the Term), as well as benefits for twenty four months following such termination. If the Riesenbach Employment Agreement expires by its terms upon the expiration of the additional one year period, Mr. Riesenbach is entitled to receive a severance payment equal to two times his highest annual base salary as well as benefits for twelve months following such expiration.

In the event of a change of control during the term of his employment or at any time during the six month period following such term, Mr. Riesenbach is entitled to a lump sum payment equal to two times the sum of his annual base salary (determined as the highest annual base salary during the Term) and a bonus of 100% of his annual base salary (determined as the highest annual base salary during the Term), so long as Mr. Riesenbach agrees, if requested, to continue with the Company or any successor for no longer than ninety days after the change of control. If Mr. Riesenbach’s compensation is deemed to be parachute payments under the Internal Revenue Code, then the Company has agreed to make additional payments to him to compensate for his additional tax obligations.

Mr. Riesenbach will also be granted stock options to purchase 1,000,000 shares of the Company’s common stock, which shall vest, as to 333,333 of the options, on the one year anniversary of the Commencement Date, and thereafter (i) 11,111 of the options shall vest on each monthly anniversary of the Commencement Date over the period beginning on the 13th monthly anniversary and ending on the 35th monthly anniversary of the Commencement Date, (ii) 11,114 of the options shall vest on the day immediately preceding the 36th monthly anniversary of the Commencement Date, provided that the vesting of such options shall accelerate upon a change of control, and (iii) 200,000 of the options shall vest upon each filing by the Company of its Annual Report on Form 10-K for each of the fiscal years ending on December 31, 2007 and December 31, 2008 provided Mr. Riesenbach is actively employed by the Company on the respective vesting dates and Mr. Riesenbach and the Company have satisfied reasonable performance criteria established by the Board or a committee thereof in its sole discretion after consulting with Mr. Riesenbach.

In connection with the agreement by Richard Post to resign as the Company’s Chief Executive Officer and President, effective upon the commencement by James E. Riesenbach as the Chief Executive Officer and President of the Company, as described in Item 5.02 below, the Company and Mr. Post amended Mr. Post’s April 27, 2005 Employment Agreement with the Company, effective March 7, 2006 (as amended, the “Amended Post Employment Agreement”). A copy of the Amended Post Employment Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Prior to the Amended Post Employment Agreement the term of Mr. Post’s employment with the Company was extended to April 27, 2007, unless earlier terminated by the Company or Mr. Post upon 30 or 60 days’ prior written notice, respectively. Under the Amended Post Employment Agreement, in the event the Mr. Riesenbach fails to commence employment with the Company pursuant to the Riesenbach Employment Agreement, (a) Mr. Post may upon 60 days’ prior written notice to the Company resign his position as Chief Executive Officer and President and all other officer titles he holds with the Company and all officer positions and directorships he holds with all of its subsidiaries or (b) the Company, subsequent to March 20, 2006, may remove Mr. Post from such officer and/or director positions and change his status from that of full-time employee to part-time employee for any reason upon written notice thereof to Mr. Post and Mr. Post shall be entitled to his base salary and bonus prorated as of the date of such change in status. In either case the term of Mr. Post’s employment shall extend to April 27, 2008 unless earlier terminated by the Company for cause or by Mr. Post pursuant to the Amended Post Employment Agreement. In the event of such change in status caused by either the Company or Mr. Post, Mr. Post shall be a part-time employee and shall no longer be entitled to a base salary and instead shall be compensated at $1,000 for every day worked, prorated for partial days worked and the Company shall pay Mr. Post for at least one full day of work each month. During such part-time employment Mr. Post shall not be entitled to benefits, though he shall be reimbursed for travel expenses incurred in connection with such employment. In the event Mr. Riesenbach commences employment with the Company pursuant to the Riesenbach Employment Agreement, the term of Mr. Post’s employment shall extend to and terminate on April 27, 2008, provided that Mr. Post may terminate the term for any reason upon at least 30 days’ prior written notice to the Company and the

Company may terminate the term for cause upon at least 30 days’ prior written notice to Mr. Post. During the period from March 20, 2006 until the termination of the term of employment by Mr. Post, Mr. Post shall provide advisory services to the Chief Executive Officer of the Company and to the Board of Directors and Mr. Post shall not have to work in Irvine, California past April 7, 2006. In such circumstance, Mr. Post’s base salary shall be eliminated subsequent to April 7, 2006 and he shall be compensated through the remainder of his term of employment at a rate of $1,000 per day.

If Mr. Riesenbach commences work at the Company pursuant to the Riesenbach Employment Agreement, Mr. Post is entitled to a bonus for 2005. Mr. Post is also entitled to a bonus for 2006 in an amount equal to the target bonus for his position for 2006 multiplied by a fraction where the numerator is equal to the number of days worked by Mr. Post in 2006 through April 7, 2006 and the denominator is equal to 365. If Mr. Riesenbach does not commence employment pursuant to the Riesenbach Employment Agreement, Mr. Post’s bonuses shall continue to be paid in accordance with the Amended Post Employment Agreement.

For each full one month period of Mr. Post’s employment under the Amended Post Employment Agreement subsequent to April 27, 2006 (in the event Mr. Riesenbach does not commence work at the Company), Mr. Post shall be granted an option to purchase 16,667 shares, pursuant to the Company’s option plan, priced on the first day of each full one month period, which option shall vest at the end of the full month period to which it relates assuming Mr. Post remains an employee through such date. These options shall be exercisable for two years following Mr. Post’s termination of employment except if he is terminated by the Company for “Cause” in which event the option exercise period will expire.

The Company and Richard Walker amended Mr. Walker’s April 27, 2005 Employment Agreement with the Company, effective March 7, 2006 (as amended, the “Amended Walker Employment Agreement”), to provide that Mr. Walker may terminate his employment with the Company or that there may be change in his employment status with the Company in connection with the Riesenbach Employment Agreement. A copy of the Amended Walker Employment Agreement is attached hereto as Exhibit 10.3 and incorporated herein by reference.

The term of Mr. Walker’s employment under the Amended Walker Employment Agreement expires on April 27, 2007. If Mr. Riesenbach commences employment with the Company pursuant to the Riesenbach Employment Agreement, Mr. Walker shall have the right upon at least 30 days’ prior written notice to terminate the term of his employment with the Company as of May 31, 2006. If Mr. Walker does not provide such termination notice, he will remain employed by the Company until April 28, 2007 unless there is a change in his employment status as described below in which case his term shall automatically extend to April 27, 2008 unless earlier terminated by the Company for cause or by Mr. Walker. Whether or not Mr. Riesenbach commences employment with the Company, (a) Mr. Walker may at any time on or subsequent to May 31, 2006 resign his position as Executive Vice President and Chief Operating Officer and all other officer titles he holds with the Company or any of its subsidiaries upon 30 days’ prior written notice to the Company or (b) subsequent to May 31, 2005 the Company may remove Mr. Walker from his positions as an officer of the Company and as an officer and/or director of its subsidiaries and change his status from that of full-time employee to part-time employee for any reason upon written notice to Mr. Walker in which case Mr. Walker shall be entitled to an amount equal to his annual base salary plus a bonus (at the target level) and benefits for one year. In addition, Mr. Walker shall no longer be employed by the Company on a full-time basis but shall thereafter be employed on a part-time basis and advise the Chief Executive Officer of the Company and the Board of Directors of the Company on business and corporate development matters as reasonably requested by either of them. Following such change in status, Mr. Walker shall no longer be entitled to a base salary or a bonus but shall be compensated at the rate of an annual salary of $12,000. During such part-time employment Mr. Walker shall not be entitled to benefits, though he shall be entitled to reimbursement for all travel expenses incurred in connection with such employment. Upon the first to occur of (a) the termination by Mr. Walker of his employment with the Company on May 31, 2006, (b) a change in status caused by the Company or (c) a change in status caused by Mr. Walker no earlier than May 31, 2006, Mr. Walker shall be entitled to a severance payment (on one occasion only).

In the event Mr. Walker terminates his employment with the Company on May 31, 2006 or he causes a change in his employment status as of such date, he shall be entitled to a bonus for 2005. Mr. Walker shall also be entitled to a bonus for 2006 in an amount equal to the target bonus for his position for 2006 multiplied by five twelfths (5/12). If Mr. Riesenbach does not commence employment pursuant to the Riesenbach Employment Agreement, Mr. Walker’s bonuses shall continue to be paid in accordance with the Amended Walker Employment Agreement.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Richard Post has agreed to resign as the Company’s Chief Executive Officer and President, effective upon the commencement by James E. Riesenbach of his employment with the Company pursuant to the Riesenbach Employment Agreement. In that circumstance, Mr. Post will continue as an employee of the Company.

Richard Walker was granted the right, effective upon the commencement by James E. Riesenbach of his employment with the Company pursuant to the Riesenbach Employment Agreement, to terminate his employment with the Company on or after May 31, 2006 or change his employment status following that date upon at least 30 days prior written notice. In the event Mr. Walker does not deliver such notice of his election to terminate on that date or change the status of his employment with the Company, he will continue to serve as the Company’s Chief Operating Officer.

As announced on March 1, 2006, James E. Riesenbach was appointed as the Company’s President and Chief Executive Officer, effective March 20, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

James E. Riesenbach, 49 has agreed to join Autobytel as its President and Chief Executive Officer on March 20, 2006. James E. Riesenbach has been a Senior Vice President of America Online’s Search & Directional Media Group from August, 2001 through the present. Mr. Riesenbach was a founder and Vice President of AOL’s Local Group (then known as Digital City) from April, 1996 through August, 2001. From March, 1990 through April, 1996, Mr. Riesenbach led consumer marketing and programming for Comcast Corporation in its largest region. Mr. Riesenbach holds a Bachelors of Science in Management from Rutgers University.

Please see Item 1.01 for a brief description of the terms of Mr. Riesenbach’s employment agreement with the Company.

Please see Item 1.01 for a brief description of the terms of the Amended Post Employment Agreement.

Please see Item 1.01 for a brief description of the terms of the Amended Walker Employment Agreement.

Item 9.01	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
10.1	Employment Agreement dated March 1, 2006 between Autobytel Inc. and James E. Riesenbach

10.2	First Amendment to Employment Agreement dated March 7, 2006 between Autobytel Inc. and Richard Post

10.3	First Amendment to Employment Agreement dated March 7, 2006 between Autobytel Inc. and Richard Walker

99.1	Press Release dated March 1, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Autobytel Inc.

By:	/s/ Ariel Amir
Ariel Amir, Executive Vice President
and Chief Legal and Administrative Officer

Date: March 7, 2006

INDEX OF EXHIBITS

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
10.1	Employment Agreement dated March 1, 2006 between Autobytel Inc. and James E. Riesenbach

10.2	First Amendment to Employment Agreement dated March 7, 2006 between Autobytel Inc. and Richard Post

10.3	First Amendment to Employment Agreement dated March 7, 2006 between Autobytel Inc. and Richard Walker

99.1	Press Release dated March 1, 2006